UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
 (Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
 (Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
 (Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2017

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund, Incorporated

February 2018

Dear Fellow Shareholders:

During 2017, Greenspring Fund posted a gain of 7.8% after taking into consideration the reinvestment of all dividend and capital gain distributions. The Fund’s equity holdings achieved low double-digit gains and the fixed income securities contributed mid single-digit returns to the Fund’s overall performance.

Equity market returns were quite mixed during 2017. The Russell 2000 Value Index, representing smaller value-oriented securities, which are well represented in the Fund, gained 7.8% while the S&P 500 Index, containing a mix of larger growth and value stocks rose by 21.8%. Interest rates on short-term U.S. Treasury securities increased by more than three-quarters of a percent as the Federal Reserve raised its reference rate three times during the year. However, continued low inflation kept interest rates on longer-term U.S. Treasury securities little changed, which further “flattened” the yield curve.

The year began with optimism for many in the business community for the prospects of a pro-business agenda in Washington, including the potential for corporate tax reform, infrastructure investments and a more business-friendly regulatory environment. As the year progressed, this enthusiasm waned, as debates over travel bans, immigration policy, relations with North Korea and healthcare reform dominated the news coming out of Washington. Throughout this process, the political environment seemed to become even more confrontational, casting doubt on the potential for the Trump administration to successfully deliver its legislative initiatives. Consequently, the underlying focus within the equity and fixed income markets shifted back to the economic growth rate. Investors who believed that global economic growth was set to accelerate, envisioned higher corporate earnings and accelerating inflation, allowing central banks to move away from their accommodative fiscal strategies and adopt a more normal monetary policy. More skeptical investors believed that growth would stagnate or fade, inflation would remain elusive, and fiscal policies would fail to succeed.

Greenspring Fund
Performance for the
Periods Ended December 31, 2017
Quarter	3.90%
Year to Date	7.82%
1 Year	7.82%
3 Years*	6.73%
5 Years*	6.96%
10 Years*	5.59%
15 Years*	7.83%
20 Years*	6.00%
Since inception on 7/1/83*	9.37%
Expense Ratio**	1.03%

* Annualized.
** As stated in Prospectus dated 5-1-17. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfund.com. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

With Washington focused on issues that investors considered less significant to economic growth, optimism faded and smaller-capitalization and value-oriented securities sold-off, giving up some of the gains achieved following the election in the fourth quarter of 2016. In this environment, longer-term bond yields drifted lower and equity investors shifted back to growth stocks that they thought could overcome mounting economic and political uncertainty.

Greenspring Fund, Incorporated
Investor sentiment changed course again late in the third quarter when the political environment shifted once again and the prospects for tax reform improved significantly.  Smaller capitalization value stocks, significant laggards for most of the year, began to rally as investors understood that lower corporate tax rates would directly benefit many U.S. corporations and their shareholders as earnings and after-tax cash flows would increase, providing companies greater flexibility to reinvest in their businesses, make acquisitions, repay debt, raise dividends and/or repurchase shares. Furthermore, investors seemed to embrace the opinion that employees and customers of the corporations receiving tax relief would also benefit, leading to stronger forecasts for the economy.  Better-than-expected corporate earnings reports, accelerating global economic growth and the passage of corporate tax reform helped push the equity markets higher through the end of the year.

INFLUENCES on FUND PERFORMANCE

The vast majority of the equity and fixed income securities held in the portfolio contributed to the Fund’s positive performance for the year with the equity securities contributing approximately 85% of the total gain.  The majority of the Fund’s holdings generated relatively modest contributions to the Fund’s gains, with a small number of securities producing an oversized gain or loss. The industry sectors that contributed the largest gains to the portfolio for the year were Electrical Equipment & Instruments and Engineering & Construction. Entertainment and Food & Staples Retailing were the industry sectors that incurred the largest losses during the year. The individual securities that had the most significant influence on the Fund’s performance during the year, in order of magnitude, were the common stock holdings in Novanta, AMC Entertainment, Republic Services, New York REIT and MasTec. Novanta, Republic Services and MasTec contributed positive performance while AMC Entertainment and New York REIT had negative returns.

Novanta is a niche manufacturer of laser, vision and precision motion components and subsystems used by industrial and healthcare equipment manufacturers. We have discussed Novanta several times over our six year ownership period, including last year and each quarter during the current year as it has made significant positive contributions to the Fund’s performance. Throughout the year, Novanta consistently reported quarterly earnings that exceeded analysts’ expectations driven by strong organic growth, improving end markets, successful new products, and solid performance from recent acquisitions.  During the year, Novanta announced additional strategic acquisitions and raised future earnings guidance as secular tailwinds in their niche industrial and healthcare end markets continued. While the outlook for the Company remains strong, the dramatic surge in its share price resulted in a significant increase in its valuation, leading us to reduce the Fund’s position during the year.

AMC Entertainment is the largest movie theater chain in the world, operating over 11,000 screens in more than 1,000 theaters across 14 countries. We discussed AMC in both the Semi-Annual and Third Quarter letter to shareholders as the stock had a negative influence on performance during both periods. Following record box office results in 2016, a number of movies released during 2017 did not live up to expectations, causing a low single-digit decline in the overall industry box office. Although the theater industry has experienced box office declines in the past, the recent setback caused investors to debate whether the decline was simply a reflection of a less appealing slate of movies or if it was symptomatic of the

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
12/31/17
Republic Services, Inc.	5.5%
Discover Financial Services	4.3%
EMCOR Group, Inc.	3.9%
Southern National Bancorp of Virginia	3.3%
MasTec, Inc.	2.9%
Conduent Inc.	2.7%
MYR Group, Inc.	2.6%
Johnson Controls International plc	2.4%
The Sherwin-Williams Company	2.4%
Suncor Energy, Inc.	2.4%

Greenspring Fund, Incorporated
consumer losing interest in the theater experience given the increased number and variety of new entertainment offerings. This uncertainty hurt the valuation of theater stocks and can only be refuted by a pick-up in future box office attendance. At the same time, investors grappled with press reports that suggested certain movie studios were exploring plans to adopt a premium video on demand (PVOD) service. PVOD would allow customers to view a movie at home, although at a premium price, after only a short run at the theater. If this were to occur, it could result in lower theater attendance. However, we believe the movie studios would pay a percentage of PVOD revenues to the theater owners, in an effort to protect the theaters since they remain, by far, the studios’ largest source of revenue and profit. These various uncertainties caused a significant amount of volatility in AMC’s stock price and the stock declined during the year. We purchased and sold shares throughout the year, and although the Fund’s holding have increased since the end of 2016, they have decreased since the middle of 2017.

Republic Services is the second largest provider of nonhazardous solid waste collection, transfer and disposal services in North America. Another long-term holding of the Fund, we have discussed Republic several times in the past, most recently in the 2017 First Quarter shareholder letter. Republic turned in another successful year of growth in earnings per share and free cash flow. Revenue growth accelerated during the year driven by a healthy overall economy, strong housing and other construction markets, and clean-up work related to Hurricanes Harvey and Irma. As a full federal taxpayer, Republic should benefit from corporate tax reform not only through lower tax rates, but also from higher after-tax returns earned on capital investments due to the new bonus depreciation rules, as well as a stronger construction environment. We remain encouraged by Republic’s continued ability to create shareholder value through the allocation of its free cash flow between capital investments, dividends, share repurchases and acquisitions.

Greenspring Fund
Ten Largest 2017 Purchases
Common Stocks:
New York REIT, Inc.
Conduent, Inc.
AMC Entertainment Holdings Inc. – Class A
MYR Group, Inc.
The Sherwin-Williams Company
Bonds:
Reynolds Group Issuer Inc., 5.750%, 10/15/20
PDC Energy, Inc., 7.750%, 10/15/22
Michaels Stores, Inc., 5.875%,12/15/20
Acadia Healthcare Company, Inc., 6.125%, 3/15/21
Gulfport Energy Corp., 6.625%, 5/1/23

MasTec builds, installs and maintains infrastructure projects for the energy, communication and utility industries. MasTec reported very strong quarterly earnings throughout 2017, significantly exceeding its prior year results and management consistently expressed an optimistic outlook for the oil and gas pipeline and the communications segments of the business. Looking forward, the backlog for oil and gas pipeline work appears to be building and the Company expects to maintain a high level of revenue and profitability over the next few years. Within the communications segment, the future outlook continued to improve as 2017 progressed. A number of multi-year industry initiatives have moved through the

Greenspring Fund
Ten Largest 2017 Sales
Common Stocks:
Novanta, Inc.
Gramercy Property Trust, Inc.
Lumos Networks Corp.
New York REIT, Inc.
MasTec, Inc.
Bonds:
Smithfield Foods, Inc., 6.625%, 8/15/22
PDC Energy, Inc., 7.750%, 10/15/22
j2 Global, 8.000%, 8/1/20
Chemtura Corp., 5.750%, 7/15/21
Rite Aid Corp., 9.250%, 3/15/20

Greenspring Fund, Incorporated
planning stage and news reports indicate that construction activities should commence throughout 2018. We believe MasTec is well-positioned to benefit from an expected increase in capital spending associated with wireless carriers adopting 5G technology, the construction of the FirstNet system (nationwide broadband network that serves first responders) and the major fiber build-out that is required for these new systems. Despite the positive outlook, we reduced the Fund’s holdings in MasTec as the share price increased significantly during the year.

New York REIT is an office and retail real estate investment trust that was founded in 2009 with the goal of purchasing commercial buildings in New York City and capturing the value created as the real estate market recovered from the downturn caused by the financial crisis. Over time, the Company accumulated a portfolio of 19 properties located within New York City containing 3.3 million square feet. Following a multi-year period of unsuccessful attempts by management to increase shareholder value, frustrated investors pushed for change. On January 3, 2017 shareholders of the Company approved a liquidation plan with the goal of selling all of the Company’s assets and distributing the net proceeds to shareholders. New management was brought in to oversee the liquidation and was incentivized to both maximize the liquidation proceeds and execute the plan in a timely manner.

Greenspring Fund
Portfolio Allocation
as of December 31, 2017

Based on an analysis of publicly available information, our estimate of New York REIT’s liquidation value was in excess of the market price of the shares. We purchased shares with the goal of achieving an attractive return from the liquidation distributions we expected to receive during what was anticipated to be a relatively quick time period. Unfortunately, an unexpected large prepayment penalty associated with a mortgage encumbering the Company’s largest and most valuable asset reduced the estimate of the total liquidation value. In an effort to recoup some of this lost value, management decided to sell only a half interest in the building, with a plan to extract additional value over time by making certain improvements to the building. Unfortunately, this plan significantly extended the expected time frame for the liquidation and added additional risk. At the same time, the sales proceeds of certain other assets were somewhat less than expected. Given the extended timeframe to complete the liquidation and the disappointing sales proceeds, we decided to sell the Fund’s shares and move on, recognizing a loss in the process.

PORTFOLIO ACTIVITY

Allocation among the three main asset classes in the portfolio (common stocks, fixed income securities and cash equivalents) did not change substantially from the end of 2016. The small allocation shifts are simply

Greenspring Fund
Portfolio Allocation
as of December 31, 2016

Greenspring Fund, Incorporated
reflective of normal portfolio activity discussed below. During the year, we established a number of new common stock positions, the most significant of which as of December 31, 2017 include shares in Conduent, Inc., Sherwin Williams and Condor Hospitality Trust. We also made sizeable additions to the Fund’s holdings in AMC Entertainment, MYR Group and LKQ Corp. We reduced the position size of a number of the equity holdings as prices approached our fair valuation range or to adjust the overall weighting within the portfolio. Those sales that resulted in significant reductions included shares of Novanta, MasTec, Gramercy Property Trust, Mohawk Industries and Rush Enterprises. We sold the Fund’s entire position in several common stock holdings including Lumos Networks (agreed to be acquired), CVS Health Corporation, FTI Consulting and Kroger.

The majority of the activity within the Fund’s fixed income holdings was related to the short-duration nature of the securities. As expected, a number of holdings were called or redeemed during the year, and we were able to opportunistically reinvest the proceeds.

Please refer to the Schedule of Investments for a complete list of the Fund’s current holdings.

OUTLOOK

We are encouraged by the prospects that corporate tax reform provides to the economy. Lower tax rates make U.S. businesses more competitive within the global economy and gives companies more after-tax cash flow to reinvest for growth. Our belief, however, is that indirect benefits of corporate tax reform, although varied, less certain and harder to track, could ultimately prove to have a greater influence on the economy. Recent announcements by many companies awarding special bonus payments to employees and higher corporate wage levels are developments that could spur additional consumer spending. Companies have also announced plans to increase capital spending as lower taxes and more generous depreciation rules make domestic capital investments more attractive. Larger paychecks, unexpected bonus payments and higher spending on capital projects all have the potential to bolster economic growth and could be the impetus to move the economy from its “two steps forward, one step back” slow growth pattern of recent years to a more robust growth trajectory.

Investing, particularly value investing, requires both patience and discipline. Over the years, we have enjoyed markets where value stocks have outperformed and endured markets where investors have favored growth stocks, seemingly pushing value investors towards extinction. However, it has been our experience that the investment climate constantly changes, and the pendulum never stays in either the growth or value camp for an extended period, typically returning towards an equilibrium, driven by investors seeking companies that create value for their shareholders. The passage of corporate tax reform and the corresponding direct and indirect economic benefits could be the catalysts that sets the pendulum back in motion, towards value stocks. In recent commentary from management teams, we have noted a renewed sense of optimism and an increased level of confidence in their ability to successfully deliver improved results to shareholders. It has been a long time since we have seen such widespread confidence and we are very encouraged that lower tax rates and the potential for increased economic activity should drive higher earnings and cash flow for many of the companies represented in the equity portfolio.

Fixed income investors have also been keenly focused on the potential implications of tax reform on the economy. Although interest rates moved in a relatively narrow range during most of 2017, they ended the year at the high end of the range with a renewed anticipation of accelerating economic growth. Given this possibility, and a corresponding further increase in interest rates, we believe it is important for fixed income investors to remain alert to this risk and exercise caution by avoiding longer-duration bonds. Our focus on short-duration fixed income

Greenspring Fund, Incorporated
securities should help to shelter the Fund’s fixed income securities from the adverse effects of increasing interest rates, a development we would strongly welcome, unlike most fixed income investors.

We appreciate your interest and your investment in Greenspring Fund and look forward to providing you with an update on the Fund’s performance after the end of the first quarter.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

The Russell 2000 Value Index is composed of small-capitalization U.S. equities that exhibit value characteristics such as lower price-to-book ratios and lower future and historical growth than its peers. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is not possible to invest directly in an index.

Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting recurring capital expenditures. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability. Earnings growth is not a measure of the Fund’s future performance.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

Growth of a $10,000 Investment in the Greenspring Fund
Over the Last Ten Years

Average Annual Total Returns
	For Years Ended December 31, 2017
	1 Year	3 Years	5 Years	10 Years
Greenspring Fund	7.82%	6.73%	6.96%	5.59%
Russell 3000 Index	21.13%	11.12%	15.58%	8.60%
Lipper Flexible Portfolio Fund Index	15.47%	6.45%	7.77%	5.21%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Greenspring Fund (the “Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end is available at www.greenspringfund.com or by calling 1-800-366-3863 toll free. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Lipper Flexible Portfolio Index is an unmanaged index of the 30 largest funds in the Lipper Flexible Portfolio Fund category, which  includes funds that allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return.  Investors cannot invest directly in an index, although they may invest in the underlying securities included in the index.  An index return does not reflect a deduction for fees, expenses, or taxes.

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended December 31, 2017 (Unaudited)

As a shareholder of Greenspring Fund, Incorporated, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, and other fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized	Beginning	Ending	During Period
	Net Expense	Account Value	Account Value	7/1/17 –
	Ratio 12/31/17	7/1/17	12/31/17	12/31/17(1)
Actual Expenses(2)	0.99%	$1,000.00	$1,051.50	$5.12
Hypothetical Example
for Comparison Purposes
(5% return before expenses)	0.99%	$1,000.00	$1,020.21	$5.04

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns of 5.15% for the six month-period ended December 31, 2017.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2017

	Shares	Value
COMMON STOCKS: 68.9%

Building Products: 4.5%
Johnson Controls International plc#	174,125	$6,635,904
Mohawk Industries, Inc.*	19,094	5,268,034
PGT Innovations, Inc.*	17,500	294,875
		12,198,813
Business Software & Services: 1.9%
Amdocs Limited#	79,961	5,235,846

Chemicals: 2.4%
The Sherwin-Williams Company	16,119	6,609,435

Commercial Banks & Thrifts: 7.5%
American National Bankshares, Inc.	35,987	1,378,302
Beneficial Bancorp, Inc.	160,331	2,637,445
First Connecticut Bancorp, Inc.	28,461	744,255
OceanFirst Financial Corp.	52,900	1,388,625
Prudential Bancorp, Inc.	23,073	406,085
Shore Bancshares, Inc.	163,879	2,736,779
Southern National Bancorp of Virginia	559,868	8,974,684
Westbury Bancorp, Inc.*	26,352	606,096
Western New England Bancorp, Inc.	143,231	1,561,218
		20,433,489
Distributors: 2.3%
LKQ Corporation*	152,648	6,208,194

Diversified Financial Services: 4.3%
Discover Financial Services	152,457	11,726,992

Electrical Equipment & Instruments: 2.3%
Emerson Electric Co.	15,400	1,073,226
Novanta, Inc.*#	105,230	5,261,500
		6,334,726
Engineering & Construction: 10.7%
EMCOR Group, Inc.	128,582	10,511,578
KBR, Inc.	192,626	3,819,774
MasTec, Inc.*	160,681	7,865,335
MYR Group, Inc.*	196,384	7,016,800
		29,213,487
Entertainment: 3.3%
AMC Entertainment Holdings, Inc. –
Class A	212,833	3,213,778
Six Flags Entertainment Corp.	86,879	5,783,535
		8,997,313
Healthcare-Products: 1.4%
Abbott Laboratories	11,000	627,770
Medtronic plc#	37,870	3,058,003
		3,685,773
Hotels, Restaurants & Leisure: 0.9%
Marriott International, Inc. – Class A	18,000	2,443,140

Household Durables: 0.7%
Newell Brands, Inc.	57,491	1,776,472

Industrial Equipment: 0.5%
Pentair plc#	20,000	1,412,400

Information Technology Services: 4.2%
Conduent, Inc.*	453,235	7,324,277
CSRA, Inc.	138,728	4,150,742
		11,475,019
Internet Software & Services: 1.6%
j2 Global, Inc.	58,826	4,413,715

Machinery: 0.0%
Blue Bird Corp.*	5,002	99,540

Oil & Gas Exploration & Production: 4.7%
Energen Corporation*	4,403	253,481
EOG Resources, Inc.	57,254	6,178,279
Suncor Energy, Inc.#	176,735	6,489,709
		12,921,469
Oil Refining & Marketing: 0.1%
Phillips 66	2,813	284,535

Real Estate Investment Trusts: 2.5%
Condor Hospitality Trust, Inc.	240,033	2,388,328
Gramercy Property Trust, Inc.	164,322	4,380,825
		6,769,153
Retail: 1.6%
Party City Holdco Inc.*	314,689	4,389,912

Transportation & Logistics: 2.2%
United Parcel Service, Inc. – Class B	50,338	5,997,773

Truck Dealerships: 1.2%
Rush Enterprises, Inc. – Class A*	37,067	1,883,374
Rush Enterprises, Inc. – Class B*	27,303	1,316,278
		3,199,652

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2017 (Con’t)

	Shares/Principal	Value
COMMON STOCKS: 68.9% (Con’t)

Utilities: 2.6%
The AES Corporation	426,875	$4,623,056
PPL Corporation	78,825	2,439,634
		7,062,690
Waste Management Services: 5.5%
Republic Services, Inc.	222,400	15,036,464

TOTAL COMMON STOCKS
(cost $114,408,529)		187,926,002

CORPORATE BONDS: 22.2%

Aerospace & Defense: 1.0%
Spirit AeroSystems, Inc.,
5.250%, 3/15/22	$2,671,000	2,752,595

Apparel & Textiles: 0.1%
The William Carter Company,
5.250%, 8/15/21	318,000	327,341

Building Products: 1.3%
Gibraltar Industries, Inc.,
6.250%, 2/1/21	3,418,000	3,479,524

Commercial Services & Supplies: 0.4%
APX Group, Inc., 6.375%, 12/1/19	920,000	934,950
APX Group, Inc., 7.875%, 12/1/22	86,000	92,343
		1,027,293
Consulting Services: 0.8%
FTI Consulting, Inc., 6.000%, 11/15/22	2,000,000	2,068,600

Diversified Consumer Services: 0.3%
Graham Holdings Company,
7.250%, 2/1/19	810,000	844,425

Engineering & Construction: 1.0%
AECOM, 5.750%, 10/15/22	1,164,000	1,219,290
MasTec, Inc., 4.875%, 3/15/23	1,437,000	1,472,925
		2,692,215
Entertainment: 0.0%
Cinemark USA, Inc., 5.125%, 12/15/22	61,000	62,678

Healthcare-Providers & Services: 3.1%
Acadia Healthcare Company, Inc.,
6.125%, 3/15/21	4,844,000	4,934,825
Centene Corporation, 5.625%, 2/15/21	1,062,000	1,093,860
DaVita, Inc., 5.750%, 8/15/22	2,435,000	2,506,528
		8,535,213
Household & Personal Products: 1.5%
Spectrum Brands, Inc.,
6.625%, 11/15/22	3,900,000	4,046,250

Industrial Conglomerates: 0.0%
Icahn Enterprises LP/Icahn Enterprises
Finance Corp., 6.000%, 8/1/20	106,000	109,079

Information Technology Services: 0.1%
Conduent Finance, Inc./Xerox Business
Services LLC, 10.500%, 12/15/24 144A	250,000	292,575

Machinery: 0.8%
Welbilt, Inc., 9.500%, 2/15/24	1,921,000	2,197,144

Media: 1.9%
CCO Holdings LLC/CCO Holdings
Capital Corp., 5.250%, 3/15/21	105,000	106,837
CCO Holdings LLC/CCO Holdings
Capital Corp., 5.250%, 9/30/22	1,255,000	1,288,728
LIN Television Corporation,
5.875%, 11/15/22	2,292,000	2,395,140
TEGNA, Inc., 5.125%, 7/15/20	1,222,000	1,252,550
		5,043,255
Multiline Retail: 0.1%
Dollar Tree, Inc., 5.250%, 3/1/20	132,000	134,366

Oil & Gas Exploration & Production: 1.3%
Gulfport Energy Corp., 6.625%, 5/1/23	3,363,000	3,447,075

Packaging & Containers: 2.2%
Reynolds Group Issuer Inc./Reynolds
Group Issuer LLC/Reynolds Group Issuer
(Luxembourg), 5.750%, 10/15/20	4,845,539	4,924,279
Reynolds Group Issuer Inc./Reynolds
Group Issuer LLC/Reynolds Group Issuer
(Luxembourg), 6.875%, 2/15/21	932,019	945,999
Silgan Holdings, Inc., 5.000%, 4/1/20	157,000	158,177
		6,028,455

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at December 31, 2017 (Con’t)

	Principal	Value
CORPORATE BONDS: 22.2% (Con’t)

Real Estate Investment Trusts: 1.1%
FelCor Lodging LP, 5.625%, 3/1/23	$152,000	$156,940
Lamar Media Group, 5.875%, 2/1/22	2,847,000	2,914,616
		3,071,556
Specialty Retail: 2.1%
Michaels Stores, Inc.,
5.875%, 12/15/20 144A	3,850,000	3,907,750
Murphy Oil USA, Inc.,
6.000%, 8/15/23	1,596,000	1,671,810
Penske Auto Group, Inc.,
5.750%, 10/1/22	228,000	235,268
		5,814,828
Technology Hardware, Storage
& Peripherals: 0.1%
NCR Corp., 5.875%, 12/15/21	187,000	192,376
NCR Corp., 6.375%, 12/15/23	48,000	50,400
		242,776
Telecommunications Services: 1.1%
Level 3 Financing, Inc.,
6.125%, 1/15/21	3,053,000	3,106,428

Trading Companies & Distributors: 1.0%
WESCO Distribution, Inc.,
5.375%, 12/15/21	2,607,000	2,681,951

Waste Management Services: 0.3%
Clean Harbors, Inc., 5.250%, 8/1/20	815,000	829,263

Wireless Telecommunication Services: 0.6%
T-Mobile USA, Inc., 6.625%, 4/1/23	1,446,000	1,511,070
T-Mobile USA, Inc., 6.500%, 1/15/24	44,000	46,750
		1,557,820
TOTAL CORPORATE BONDS
(cost $60,356,769)		60,392,705

	Shares	Value
SHORT-TERM INVESTMENTS: 8.4%

Money Market Funds: 8.4%^
Fidelity Institutional Government Portfolio,
Institutional Share Class, 1.140%	105,541	$105,541
The Government & Agency Portfolio,
Institutional Share Class, 1.180%	12,250,648	12,250,648
The Treasury Portfolio,
Institutional Share Class, 1.170%	10,681,733	10,681,732
TOTAL SHORT-TERM INVESTMENTS
(cost $23,037,921)		23,037,921
TOTAL INVESTMENTS IN SECURITIES
(cost $197,783,219): 99.5%		271,356,628
Other Assets and Liabilities 0.5%		1,232,746
NET ASSETS: 100.0%		$272,589,374

*	Non-income producing security.
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of December 31, 2017, the value of  these investments was $4,200,325, or 1.5% of total net assets.

^	Rate shown is the 7-day effective yield at December 31, 2017.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2017

ASSETS
Investments in securities, at value (cost $197,783,219)	$271,356,628
Receivables:
Dividends and interest	1,221,925
Securities sold	399,726
Fund shares sold	71,712
Prepaid expenses	42,173
Total assets	273,092,164

LIABILITIES
Payables:
Due to affiliate (Note 5)	178,347
Fund shares redeemed	225,487
Accrued expenses	98,956
Total liabilities	502,790

NET ASSETS	$272,589,374

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	11,203,774

Net asset value, offering and redemption price per share	$24.33

COMPONENTS OF NET ASSETS
Capital stock at par value	$112,038
Paid-in capital	193,489,605
Accumulated undistributed net investment income	—
Accumulated net realized gain on investments	5,414,322
Net unrealized appreciation on investments	73,573,409
NET ASSETS	$272,589,374

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

INVESTMENT INCOME
Income
Interest	$4,174,621
Dividends (net of foreign withholding taxes of $26,058)	3,395,795
Total income	7,570,416

Expenses
Advisory fees (Note 5)	2,237,510
Sub transfer agent fees	159,702
Administration fees	136,539
Fund accounting fees	61,485
Administration fees – Corbyn (Note 5)	60,158
Transfer agent fees	58,236
Legal fees	50,715
Directors fees	45,000
Blue sky fees	31,910
Reports to shareholders	30,580
Audit fees	29,500
Insurance fees	28,777
Custody fees	26,333
Miscellaneous fees	5,064
Total expenses	2,961,509
Net investment income	4,608,907

NET REALIZED AND CHANGE IN NET UNREALIZED GAIN ON INVESTMENTS
Net realized gain on sale of investments	21,093,751
Change in net unrealized appreciation on investments	(4,014,318)
Net realized and change in net unrealized gain on investments	17,079,433
Net increase in net assets resulting from operations	$21,688,340

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,608,907	$3,905,682
Net realized gain on sale of investments	21,093,751	10,160,677
Change in net unrealized appreciation on investments	(4,014,318)	38,285,096
Net increase in net assets resulting from operations	21,688,340	52,351,455

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,837,873)	(4,067,707)
From net realized gain	(20,946,870)	(16,730,381)
Total distributions to shareholders	(25,784,743)	(20,798,088)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares(a)	(46,192,480)	(26,110,999)

Total increase (decrease) in net assets	(50,288,883)	5,442,368

NET ASSETS
Beginning of year	322,878,257	317,435,889
End of year (including accumulated undistributed net
investment income of $— and $225,158, respectively)	$272,589,374	$322,878,257

(a)	A summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Value	Shares	Value
Shares sold	1,027,714	$25,622,997	1,548,414	$36,991,034
Shares issued in reinvestment of distributions	1,035,564	25,222,877	864,943	20,391,300
Shares redeemed+	(3,895,589)	(97,038,354)	(3,690,374)	(83,493,333)
Net decrease	(1,832,311)	$(46,192,480)	(1,277,017)	$(26,110,999)

+	Net of redemption fees of $4,180 and $2,795, respectively.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$24.77	$22.18	$24.80	$26.47	$23.23

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.41	0.32	0.54	0.70	0.61
Net realized and unrealized gain (loss) on investments	1.50	3.96	(1.98)	(1.35)	3.57
Total from investment operations	1.91	4.28	(1.44)	(0.65)	4.18

LESS DISTRIBUTIONS:
From net investment income	(0.43)	(0.33)	(0.53)	(0.70)	(0.58)
From net realized gain	(1.92)	(1.36)	(0.65)	(0.32)	(0.36)
Total distributions	(2.35)	(1.69)	(1.18)	(1.02)	(0.94)
Net asset value, end of year	$24.33	$24.77	$22.18	$24.80	$26.47
Total return	7.82%	19.78%	(5.86%)	(2.51%)	18.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$272.6	$322.9	$317.4	$671.1	$868.3
Ratio of expenses to average net assets	0.98%	1.01%	0.95%	0.89%	0.92%
Ratio of net investment income to average net assets	1.53%	1.32%	1.93%	2.54%	2.25%
Portfolio turnover rate	40%	48%	25%	50%	68%

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS December 31, 2017

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.  Corbyn Investment Management, Inc. (the “Adviser” or “Corbyn”) is the Fund’s investment adviser.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services – Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date.  Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis.  Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security.  Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ National Market System (“NASDAQ”) are normally valued at the official closing price provided by NASDAQ. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the-counter market. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources the Adviser deems appropriate pursuant to policies and procedures approved by the Fund’s Board of Directors (the “Board”). Equity securities in an active market will be classified as Level 1 securities.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing net asset value per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation. These securities will be classified as Level 1 securities.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. These debt instruments will generally be classified as Level 2 securities.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Con’t)

the mean of the closing bid and asked prices from sources the Adviser deems appropriate pursuant to policies and procedures approved by the Board. Debt securities will generally be classified as Level 2 securities.

Any securities for which market quotations are not readily available or for which the above valuation procedures are not appropriate or do not reflect fair market value are valued at fair value as determined in good faith by the Adviser pursuant to policies and procedures approved by the Board.

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2017:

	Quoted Prices	Significant Other	Significant	Carrying Value,
	in Active	Observable	Unobservable	at December 31,
	Market	Inputs	Inputs	2017
	Level 1	Level 2	Level 3	Total
Common Stocks*	$187,926,002	$—	$—	$187,926,002
Corporate Bonds*	—	60,392,705	—	60,392,705
Short-Term Investments	23,037,921	—	—	23,037,921
Total	$210,963,923	$60,392,705	$—	$271,356,628

*  See Schedule of Investments for industry breakdown.

Transfers between levels are recognized at the end of the reporting period. During the year ended December 31, 2017, the Fund had no transfers between levels.  The Fund did not have any Level 3 securities during the year.

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Con’t)

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Redemption fees – The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund is intended for long-term investors.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders.  To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not.  Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less.  The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.  All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary.  However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies.  The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.  The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from GAAP.  Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Con’t)

On July 20, 2017 an income dividend of $0.25 per share and a long-term capital gain distribution of $0.44687 were declared, payable on July 21, 2017, to shareholders of record on July 19, 2017.  Additionally, on December 20, 2017, an income dividend of $0.1756 per share and a long-term capital gain distribution of $1.47 per share were declared, payable on December 21, 2017 to shareholders of record on December 19, 2017.  The tax character of distributions paid during the year ended December 31, 2017 and the year ended December 31, 2016 were as follows:

Distributions paid from:	December 31, 2017	December 31, 2016
Ordinary income	$4,837,873	$4,067,707
Long-term capital gain	$20,946,870	$16,730,381

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders.  For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2017.

Note 3 – Purchases and Sales of Investments

For the year ended December 31, 2017, purchases and sales of investments, other than short-term investments, aggregated $111,808,972 and $160,364,692, respectively. There were no purchases or sales of U.S. government securities for the Fund.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, the Fund intends to distribute substantially all of its taxable income.  Therefore, no federal income tax provision is required.

As of, and during, the year ended December 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year.  Generally, tax authorities can examine tax returns filed for all open tax years (2014-2017).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements.  As of December 31, 2017, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Greenspring Fund, Incorporated
NOTES TO FINANCIAL STATEMENTS December 31, 2017 (Con’t)

Cost of investments	$197,784,651
Gross tax unrealized appreciation	78,564,108
Gross tax unrealized depreciation	(4,992,131)
Net tax unrealized appreciation	73,571,977
Undistributed ordinary income	—
Undistributed long-term capital gain	5,415,754
Total distributable earnings	5,415,754
Other accumulated losses	—
Total accumulated earnings	$78,987,731

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2017, the Fund decreased undistributed net investment loss by $3,808 and decreased accumulated net realized gain on investments by $3,808.  As of December 31, 2017, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Under an advisory agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly.  For the year ended December 31, 2017, the Fund incurred $2,237,510 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services.  As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly.  For the year ended December 31, 2017, the Fund incurred $60,158 in administrative fees to Corbyn.

At December 31, 2017, investors for whom Corbyn was investment adviser held 1,089,893 shares of the Fund.

Note 6 – Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Adviser is currently evaluating the impact, if any, of applying this provision.

Note 7 – Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2017 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Greenspring Fund, Incorporated

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Greenspring Fund, Incorporated

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Greenspring Fund, Incorporated, including the schedule of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2004.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 23, 2018

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS December 31, 2017 (Unaudited)

Tax Information
The Fund designates 74.86% of dividends declared from net investment income during the fiscal year ended December 31, 2017 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2017, which is designated as qualifying for the dividends-received deduction, is 63.92%.

For foreign shareholders in the Fund, for the year ended December 31, 2017, 54.11% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 0.00% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Greenspring Fund, Incorporated

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited)

The Board of Directors supervises the management of the Fund. The following list summarizes information on the directors and officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093. The Fund’s Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request, by calling the Fund at (800) 366-3863, or by emailing the Fund at greenspring@greenspringfund.com.

Number
Name and	Position(s) Held	Term of Office and	Principal Occupation(s)	of Funds	Other
Year of Birth	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship
Term of Director
Indefinite
Term of Officer
One year
Interested
Directors/Officers
Charles vK. Carlson	President	From March 1993 to present.	President and Director of the	One	None
Year of Birth: 1959	Chairman of the Board	From January 1994 to present.	Fund’s Adviser.
	Chief Executive Officer	From February 1994 to present.
	Director	From March 1987 to present.

William E. Carlson	Director	From February 1994 to present.	President and Chair of the	One	None
Year of Birth: 1957			Business Department at Shapiro
Sher Guinot & Sandler (a law
firm) from February 1999 to
present. Partner of Shapiro Sher
Guinot & Sandler from February
1990 to present.

Michael J. Fusting	Sr. Vice President	From May 1998 to present.	Sr. Vice President and Director of	One	None
Year of Birth: 1961	Chief Financial Officer	From February 1994 to present.	the Fund’s Adviser.
	Director	From March 1992 to present.

Disinterested Directors
David T. Fu	Director	From May 1990 to present.	Retired. Managing Director	One	None
Year of Birth: 1956			of Kanturk Partners, LLC (a
merchant bank) from February
2004 to December 2014.

Sean T. Furlong	Director	From March 2003 to present.	Director of Finance and	One	None
Year of Birth: 1965			Operations at the Gilman
School from June 2003 to present.
Adjunct Professor of Financial
Accounting at Johns Hopkins
University from February 2013 to
present.

Greenspring Fund, Incorporated

BASIC INFORMATION ABOUT FUND DIRECTORS AND OFFICERS (Unaudited) (Con’t)

Number
Name and	Position(s) Held	Term of Office and	Principal Occupation(s)	of Funds	Other
Year of Birth	with the Fund	Length of Time Served	During the Past Five Years	Overseen	Directorship
Term of Director
Indefinite
Term of Officer
One year
Officers
Elizabeth Agresta Swam	Secretary and Treasurer	From May 1998 to present.	Employee of the Fund’s Adviser	N/A	None
Year of Birth: 1967	AML Officer	From July 2002 to present.	from May 1998 to present.
	Chief Compliance Officer	From July 2004 to present.	Chief Compliance Officer
of the Fund’s Adviser from
December 31, 2016 to present.
Secretary of the Fund’s Adviser
from June 14, 2017 to present.

Greenspring Fund, Incorporated

PRIVACY POLICY December 31, 2017 (Unaudited)

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com. Thank you.

This Privacy Policy is not part of the Annual Report.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through December 31, 2017
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through December 31, 2017. The total value of $219,574 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees. This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended December 31, 2017 were 7.82%, 6.73%, 6.96%, 5.59% and 9.37%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

(This Page Intentionally Left Blank.)

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Sean T. Furlong is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services or other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed, or expected to be billed, for each of the last two fiscal years for audit fees, audit-related fees, tax fees or other fees by the principal accountant:

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$26,000	$26,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed, or expected to be billed, by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-(15(b) or 240.15d-15(b)).  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*    /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date March 2, 2018

By (Signature and Title)*    /s/ Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date March 2, 2018

* Print the name and title of each signing officer under his or her signature.